Exhibit 99.2
EARNINGS PRESENTATION FIRST QUARTER 2022

2 Forward - Looking Statements This presentation contains “forward - looking statements” within the meaning of the safe harbor provisions of the U.S. Private Sec urities Litigation Reform Act of 1995. Forward - looking statements include, without limitation, statements concerning plans, estimates, calculations, forecasts and projections with res pect to the anticipated future performance of the Company. These statements are often, but not always, identified by words such as “may”, “might”, “should”, “could”, “predict”, “potent ial ”, “believe”, “expect”, “continue”, “will”, “anticipate”, “seek”, “estimate”, “intend”, “plan”, “projection”, “would”, “annualized”, “target” and “outlook”, or the negative version of th ose words or other comparable words of a future or forward - looking nature. Forward - looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on ou r current beliefs, expectations and assumptions regarding our business, future plans and strategies, projections, anticipated events and trends, the economy and other future condition s. Because forward - looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of whic h a re outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward - looking statements. Therefore, you should not rely on any of these forward - looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward - looking statemen ts include, among others, the following: the negative effects of the ongoing COVID - 19 pandemic, including its effects on the economic environment, our clients and our operations, including d ue to supply chain disruptions, as well as any changes to federal, state or local government laws, regulations or orders in connection with the pandemic; loan concentrations in our po rtf olio; the overall health of the local and national real estate market; our ability to successfully manage credit risk; business and economic conditions generally and in the financial servi ces industry, nationally and within our market area, including rising rates of inflation; our ability to maintain an adequate level of allowance for loan losses; new or revised accounting sta ndards, including as a result of the future implementation of the Current Expected Credit Loss standard; the concentration of large loans to certain borrowers; the concentration of large depo sit s from certain clients; our ability to successfully manage liquidity risk, especially in light of recent excess liquidity at the Bank; our dependence on non - core funding sources and our c ost of funds; our ability to raise additional capital to implement our business plan; our ability to implement our growth strategy and manage costs effectively; developments and uncertainty re lat ed to the future use and availability of some reference rates, such as the London Interbank Offered Rate, as well as other alternative reference rates; the composition of our senior le adership team and our ability to attract and retain key personnel; talent and labor shortages an high rates of employment turnover; the occurrence of fraudulent activity, breaches o r f ailures of our information security controls or cybersecurity - related incidents; interruptions involving our information technology and telecommunications systems or third - part y servicers; competition in the financial services industry, including from nonbank competitors such as credit unions and “fintech” companies; the effectiveness of our risk management fr ame work; the commencement and outcome of litigation and other legal proceedings and regulatory actions against us; the impact of recent and future legislative and regulatory cha nge s, including changes to federal and state corporate tax rates; interest rate risk, including the effects of anticipated rate increases by the Federal Reserve; fluctuations in the values of th e securities held in our securities portfolio; the imposition of tariffs or other governmental policies impacting the value of products produced by our commercial borrowers; severe weather, nat ural disasters, wide spread disease or pandemics (including the COVID - 19 pandemic), acts of war or terrorism or other adverse external events, including the Russian invasion of Ukraine; potential impairment to the goodwill we recorded in connection with our past acquisition; changes to U.S. or state tax laws, regulations and guidance, including recent propos als to increase the federal corporate tax rate; and any other risks described in the “Risk Factors” sections of reports filed by the Company with the Securities and Exchange Commission. Any forward - looking statement made by us in this press release is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward - looking statement, whether written or oral, that may be made from time to time, whethe r as a result of new information, future developments or otherwise. Certain of the information contained in this presentation is derived from information provided by industry sour ces .. Although we believe that such information is accurate and that the sources from which it has been obtained are reliable, we cannot guarantee the accuracy of, and have not independentl y v erified, such information. Use of Non - GAAP financial measures In addition to the results presented in accordance with U.S. General Accepted Accounting Principles (“GAAP”), the Company rou tin ely supplements its evaluation with an analysis of certain non - GAAP financial measures. The Company believes these non - GAAP financial measures, in addition to the related GAAP measures, provide meaningful information to investors to help them understand the Company’s operating performance and trends, and to facilitate comparisons with the performance of peers. Th ese disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non - GAAP performance measures t hat may be presented by other companies. Reconciliations of non - GAAP disclosures to the comparable GAAP measures are provided in this presentation. Disclaimer

1 Represents a Non - GAAP financial measure. See Appendix for Non - GAAP reconciliation 3 • Gross loan balances up $168.5 million, or 24.2% annualized, from 4Q21 (26.5% ex. PPP) • Cash balances declined $71.6 million from 4Q21 as excess liquidity helped fund $363.5 million of loan originations and advances Diluted EPS Adjusted Efficiency Ratio 1 Return on Avg. Tangible Common Equity 1 Return on Average Assets • Record pre - provision net revenue (PPNR) of $18.3 million • Record total revenue of $31.7 million, up 4.3% from 4Q21 • Core net interest margin 1 of 3.34%, up 9 basis points from 4Q21 • Adjusted efficiency ratio 1 of 42.0%, up from 40.3% in 4Q21 • Annualized net charge - offs to average loans of 0.00% • Growth - driven provision of $1.7 million, reducing allowance to total loans to 1.40% (ex. PPP) • Nonperforming assets to total assets of 0.02%, in - line with 4Q21 • Tangible common equity ratio 1 of 8.60%, down 31 bps from 4Q21 • Tangible book value per share 1 of $11.01, up $0.03 from 4Q21, despite market value depreciation of the securities portfolio due to rising interest rates, which negatively impacted AOCI • Repurchased 71,038 shares of common stock ($1.2 million) at a weighted average price of $16.95 Robust Loan Growth Highly Efficient Operating Performance Superb Asset Quality Strong Capital Position 1Q22 Earnings Highlights PPNR Return on Average Assets 1 $0.39 1.42% 2.12% 14.56% 42.0%

PPNR ROA 1 4 Strong Profitability and Revenue Generation Strong PPNR Trends 1 Represents a Non - GAAP financial measure. See Appendix for Non - GAAP reconciliation Dollars in thousands Consistent Revenue Growth $25,395 $26,288 $28,673 $29,153 $30,180 $1,008 $1,603 $1,410 $1,288 $1,557 $26,403 $27,891 $30,083 $30,441 $31,737 1Q21 2Q21 3Q21 4Q21 1Q22 $15,598 $15,852 $17,533 $18,134 $18,346 $10,671 $10,993 $11,509 $12,514 $12,262 2.15% 2.07% 2.09% 2.11% 2.12% 1.47% 1.43% 1.37% 1.46% 1.42% 1Q21 2Q21 3Q21 4Q21 1Q22 Net Income PPNR 1 ROA Noninterest Income Net Interest Income

$22,869 $23,498 $25,433 $26,634 $27,874 $1,864 $1,767 $1,753 $1,057 $563 $1,202 $1,023 $1,487 $1,462 $1,743 $25,935 $26,288 $28,673 $29,153 $30,180 3.60% 3.52% 3.54% 3.51% 3.60% 3.34% 3.31% 3.22% 3.25% 3.34% 1Q21 2Q21 3Q21 4Q21 1Q22 Core Net Interest Margin 1,2 Net Interest Margin 1 5 1 Amounts calculated on a tax - equivalent basis using statutory federal tax rate of 21% 2 Excludes loan fees and PPP loan balances, interest and fees; represents a Non - GAAP financial measure, see Appendix for Non - GAAP reconciliation Dollars in thousands • 18.8% YoY growth in net interest income • 21.9% YoY growth in net interest income (excluding loan fees and PPP loans) • 19.0% YoY average earning asset growth • Estimated $379,000 of PPP fees yet to be recognized Net Interest Income Momentum Continues With Robust Loan Growth and Stabilizing NIM Net Interest Income (ex. interest income on loan fees and PPP loans) Net Interest Margin Drivers Interest Income and fees on PPP loans Loan fees Net Interest Income and Net Interest Margin 9 bp increase in core NIM 2 as excess cash balances were redeployed into higher yielding assets

$2,390 $2,534 $2,655 $2,756 $2,900 4.74% 4.56% 4.65% 4.49% 4.45% 4.50% 4.37% 4.28% 4.20% 4.15% 1Q21 2Q21 3Q21 4Q21 1Q22 $1,836 $1,898 $2,039 $2,008 $2,138 0.81% 0.74% 0.66% 0.64% 0.60% 1Q21 2Q21 3Q21 4Q21 1Q22 Loan Yield (ex. Loan Fees and PPP) 2 6 1 Excludes loan fees and PPP 2 Represents a Non - GAAP financial measure. See Appendix for Non - GAAP reconciliation Dollars in millions Spot Rate 2.70 % Spot Rate 4.05% 1 Spot Rate 0.50% Spot Rate 0.51 % Steady Deployment into Securities Portfolio Loan Yields Most Sensitive to 5 - 10 Year Portion of Curve Deposit Costs Nearing a Bottom Overall Funding Costs Reaching a Bottom Net Interest Income Components Reaching an Inflection Point as Rates Rise $383 $391 $386 $413 $445 2.76% 2.55% 2.56% 2.57% 2.77% 1Q21 2Q21 3Q21 4Q21 1Q22 $1,836 $1,898 $2,039 $2,008 $2,138 $676 $732 $784 $861 $822 $138 $141 $145 $136 $145 $2,650 $2,771 $2,968 $3,005 $3,105 0.77% 0.70% 0.65% 0.61% 0.58% 1Q21 2Q21 3Q21 4Q21 1Q22 Average Interest - Bearing Deposits Average Noninterest - Bearing Deposits Average Borrowings Cost of Liability Funding Average Investments Investment Yield Average Loans Loan Yield Average Interest - Bearing Deposits Cost of Interest - Bearing Deposits

7 A Mildly Asset Sensitive Position Change in NII From Immediate Interest Rate Shocks +400 bps +300 bps +200 bps +100 bps +4.7% +3.5% +2.1% +0.7% • Conservative interest rate scenario assumptions • Model assumes repricing of noninterest, non - maturity deposits at market rates • A repricing assumption of noninterest, non - maturity deposits at 0% would result in a 4.3% increase in NII in a +200 bp rate shock scenario vs. 2.1% reported Loan Portfolio Considerations • Loan portfolio most sensitive to changes in the 5 - 10 year portion of the yield curve • Mid - to - high teens loan growth outlook provides ability to generate strong net interest income growth despite a larger fixed - rate portfolio • Robust loan originations drive relatively quicker repricing of the portfolio • Duration of the loan portfolio has increased over the past year Deposit Portfolio Considerations • Mix of non - maturity deposits has increased since the last rising rate environment while the mix of time deposits has decreased: • $123 million of time deposits maturing over the next five quarters at a blended cost of 1.47% • Modeling a deposit beta of ~30% in non - maturity deposits 67% 77% 20% 9% 4Q19 1Q22 Non - maturity deposits Time deposits 11

Fixed , 62.6% Variable , 19.8% Adjustable , 17.6% 8 Fixed - Rate Portfolio ($1.9B) Loan Portfolio Repricing Robust total loan growth results in relatively quick turn of the loan portfolio and accelerated repricing: • 23% year - over - year total loan growth • $1.4B of total loan originations and advances over prior 12 months 13% 10% 13% 13% 15% 36% $235 $190 $237 $238 $281 $690 Less Than 1 Year 1 to 2 Years 2 to 3 Years 3 to 4 Years 4 to 5 Years 5+ Years Variable - Rate Portfolio ($590M) • 86% of variable - rate portfolio have floors • 75% of variable - rate loans are currently tied to SOFR or prime 41% 42% 59% 65% 75% 100% $209 $214 $298 $332 $380 $508 At or Above Floor (3/31/22) Up 25 bps Up 50 bps Up 75 bps Up 100 bps Up 100+ bps Variable - Rate Loan Floors Percent of balances at or above floor as rates rise Adjustable - Rate Portfolio ($527M) • Nearly all of the adjustable - rate loans are at or above their floors • Implies immediate repricing as rates rise, depending on the repricing schedule 14% 16% 15% 14% 24% 17% $74 $82 $78 $76 $125 $92 Less Than 1 Year 1 to 2 Years 2 to 3 Years 3 to 4 Years 4 to 5 Years 5+ Years Adjustable - Rate Repricing Schedule Loan Portfolio Mix Dollars in millions Fixed - Rate Portfolio Years to Maturity

$7,102 $7,512 $8,309 $7,966 $8,694 $1,055 $980 $942 $939 $1,085 $753 $849 $923 $860 $875 $2,013 $2,136 $2,480 $2,694 $2,854 $582 $10,923 $11,477 $13,236 $12,459 $13,508 1Q21 2Q21 3Q21 4Q21 1Q22 1.49% 1.48% 1.49% 1.43% 1.55% 0.02% 0.02% 0.09% 0.02% 0.01% 1.51% 1.50% 1.58% 1.45% 1.56% 41.2% 42.0% 43.9% 40.8% 42.4% 40.7% 41.5% 41.5% 40.3% 42.0% 1Q21 2Q21 3Q21 4Q21 1Q22 Adjusted NIE / Avg. Assets 2 Adjusted Efficiency Ratio 2 Adjustment Factors / Avg. Assets 2 Efficiency Ratio 2 9 Adjusted Efficiency Ratio Consistently in the Low 40% Range Continued Investments to Support Balance Sheet Growth 1 4Q21 median efficiency ratio for publicly - traded banks with total assets between $2 billion and $10 billion (Source: S&P Capital IQ) 2 Represents a Non - GAAP financial measure. See Appendix for Non - GAAP reconciliation 3 Includes debt extinguishment costs related to accelerated sub debt redemption in 3Q21 Dollars in thousands Efficiency Ratio Among Lowest in Industry Industry median efficiency ratio of 58% 1 Noninterest expense growth expected to increase with asset growth in 2022 Occupancy Personnel Other Technology Non - Core Items 3

Dollars in millions 10 • 31.5% YoY loan growth, excluding PPP loans • 1Q22 gross loans grew $182.3 million, or 26.5% annualized, excluding PPP loans • Expect annualized loan growth (ex. PPP) in the mid - to high - teen percent range in 2022 • M&A - related market disruption resulting in client and banker acquisition opportunities • Strong brand and service model in the Twin Cities market • Operating in the Twin Cities “sweet spot” – financing larger deals than community banks, but under the radar of larger banks • PPP - related client acquisition opportunities • Expansion of talented lending teams Robust Loan Growth Continues $2,263 $2,495 $2,658 $2,793 $2,976 $163 $99 $54 $26 $12 $2,426 $2,594 $2,712 $2,819 $2,988 1Q21 2Q21 3Q21 4Q21 1Q22 BWB Loan Growth Catalysts PPP Loans Gross Loans (ex. PPP)

11 Dollars in millions • Gross loan portfolio grew $169 million from 4Q21 despite payoffs and paydowns of $181 million and a net PPP balance reduction of $14 million in 1Q22 • Total new originations and advances of $364 million in 1Q22 • Loan pipeline remains strong and diversified among various asset classes A Proven Loan Growth Engine Up 1% compared to 4Q21 Down 19% compared to 4Q21 Decrease Increase Total

CRE NOO 28.1% Multifamily 33.9% C&D 10.7% 1 - 4 Family 10.5% CRE OO 3.9% C&I 12.2% PPP 0.4% Consumer & Other 0.3% 12 Dollars in millions Loan Portfolio Composition Loan Mix by Type $3.0 Billion 1Q22 Loan Growth by Type (vs. 4Q21) Well - Diversified Loan Portfolio • 1Q22 loan growth across all portfolios, led by multifamily • Multifamily continues to be a key growth portfolio due to segment expertise and lower risk characteristics • Loan modifications of $30.4 million at March 31, 2022, or 1.2% of gross loans (ex. PPP) $(14) $2 $3 $7 $7 $22 $40 $102 Multifamily C&I CRE Nonowner Occupied CRE Owner Occupied 1 - 4 Family Construction & Development Consumer & Other PPP

$713 $758 $846 $875 $836 $433 $432 $489 $545 $598 $792 $761 $792 $864 $891 $345 $322 $310 $293 $287 $356 $447 $417 $369 $424 $2,639 $2,721 $2,854 $2,946 $3,036 1Q21 2Q21 3Q21 4Q21 1Q22 13 • 17.2% YoY growth in noninterest - bearing deposits • 20.0% YoY growth in total transaction, savings and money market deposits • Deposit growth reflecting both successful new client and banker acquisition initiatives and pandemic - related accumulation of liquidity by existing clients • $123 million of time deposits maturing over the next five quarters at a blended cost of 1.47% • Opportunistically adding brokered deposits while maintaining consistent mix • Cost of total deposits of 0.43%, down from 0.45% in 4Q21 Dollars in millions Interest - Bearing Transaction Noninterest - Bearing Transaction Time Savings & Money Market Brokered Deposit Growth Continues to Support Loan Originations

$6,739 $7,195 $7,742 $22,641 $18,611 1.94% 1.99% 1.93% 5.45% 4.32% 1Q21 2Q21 3Q21 4Q21 1Q22 $(46) $(4) $(10) $31 $3 (0.01)% 0.00% 0.00% 0.00% 0.00% 1Q21 2Q21 3Q21 4Q21 1Q22 $770 $761 $734 $722 $706 0.03% 0.02% 0.02% 0.02% 0.02% 1Q21 2Q21 3Q21 4Q21 1Q22 $35,987 $37,591 $38,901 $40,020 $41,692 1.59% 1.50% 1.46% 1.43% 1.40% 1.48% 1.45% 1.43% 1.42% 1.40% 1Q21 2Q21 3Q21 4Q21 1Q22 14 Asset Quality Classified Assets Nonperforming Assets 1 Allowance for Loan Losses Net Charge - Offs Superb Asset Quality Continues 4Q21 increase due to pandemic - related migration of two relationships from Watch to Classified Consistently low NPA levels Current reserves at appropriate levels Cumulative NCOs of $660K since 2017 ¹ Nonaccrual loans plus loans 90 days past due and still accruing and foreclosed assets Dollars in thousands Classified Assets % of Bank Tier 1 Capital + ALLL NPAs % of Assets ALLL % of Gross Loans % of Gross Loans (ex. PPP) Net Charge - offs % of Average Loans (annualized)

C&I , 13.5% CRE NOO Hotels , 33.4% CRE NOO - Senior Housing , 22.7% CRE NOO Retail , 19.0% CRE NOO Other , 9.9% 1 - 4 Family , 1.5% C&I 68.8% CRE NOO Retail 16.1% CRE OO 12.9% C&D 0.7% 1 - 4 Family 1.5% $19 Million 15 Investor Real Estate Secured: CRE Nonowner Occupied (“NOO”) Watch List By Loan Type Classified List By Loan Type $47 Million Dollars in thousands Watch List Characteristics Loan Balance Outstanding $46,843 % of Total Loans, Gross 1.6% Number of Loans 20 Average Loan Size $2,342 Classified List Characteristics Loan Balance Outstanding $18,611 % of Total Loans, Gross 0.6% Number of Loans 21 Average Loan Size $886 % of Bank Tier 1 Capital + ALLL 4.3% Watch and Classified Assets Remain Primarily Pandemic - Related Only 4 hotel relationships as of March 31, 2022; with 2 on Watch

19.2% 15.4% 17.5% 16.4% 14.1% 22.3% 25.9% 24.4% 26.2% 25.9% $1,273 $1,305 $1,418 $1,480 $1,444 1Q21 2Q21 3Q21 4Q21 1Q22 9.11% 9.08% 10.70% 10.82% 10.78% 10.34% 9.67% 9.47% 9.36% 9.13% 14.46% 13.49% 15.93% 15.55% 15.02% 1Q21 2Q21 3Q21 4Q21 1Q22 16 Dollars in millions On & Off - Balance Sheet Liquidity as % of Total Assets Solid Capital and Liquidity Position • Repurchased 71,038 shares of common stock ($1.2M) at a weighted average price of $16.95 • $11.2M remaining under the current share repurchase program Focus on utilizing capital to support strong loan growth Investment portfolio completely unencumbered at March 31, 2022 Off - Balance Sheet Liquidity as a % of Assets On - Balance Sheet Liquidity as a % of Assets Total Risk - Based Capital Ratio Common Equity Tier 1 Capital Ratio Tier 1 Leverage Ratio 1Q22 Capital Actions Consolidated Capital Ratios

$276 $288 $298 $310 $310 8.99% 9.10% 8.81% 8.91% 8.60% 1Q21 2Q21 3Q21 4Q21 1Q22 Tangible Common Equity to Tangible Assets 1 $4.52 $5.40 $7.22 $8.33 $9.31 $10.98 $11.01 2016 2017 2018 2019 2020 2021 1Q22 17 Strong Capital and Liquidity Tangible Book Value Per Share 1 up 12.3% YoY Tangible Common Equity 1 Represents a Non - GAAP financial measure. See Appendix for Non - GAAP reconciliation Dollars in millions, except per share data Consistently Growing Tangible Book Value Tangible Common Equity 1 1Q22 tangible book value per share impacted by the market value depreciation of the securities portfolio due to rising interest rates, which negatively impacted AOCI

2022 Strategic Priorities – Building on Our Momentum Continue Balance Sheet Growth Trajectory 1 2 3 4 18 Invest in Business Scalability to Support Growth Maintain Highly Efficient Operating Model Develop, Retain and Recruit Top Industry Talent • Generate mid - to high - teens loan growth, excluding PPP loans • Twin Cities organic growth opportunities expected to support growth to $5 billion in assets in the Twin Cities over the next few years • Continue M&A discussions with potential targets • Make proactive investments before we need them • Includes areas such as technology and automation, risk management and project management • Leverage strong spread - based revenue generation to drive continued revenue growth • Evaluate potential opportunities to enhance revenue diversification • Manage expense growth in - line with asset growth • Attract top talent in key growth areas such as lending, credit, treasury management, risk and technology • Develop existing talent through management development programs to enhance skills and promote growth within the company • Meet the evolving needs of our team members – modern amenities in our new corporate center, collaboration, flexibility, ESG focus 1Q22 Progress Annualized loan growth of 26.5% (ex. PPP) YTD 1Q22 Progress Launched new commercial loan origination system in March 2022 1Q22 Progress 1Q22 adjusted efficiency ratio 1 of 42.0% 1 Represents a Non - GAAP financial measure. See Appendix for Non - GAAP reconciliation 1Q22 Progress Increased FTE employees by 15% YoY

APPENDIX

Existing Client 57.7% New Client 42.3% 20 New vs. Existing Client PPP Origination Summary as of 3/31/2022 Number of Loans Principal Balance Origination Fees Round 1 1,200 $ 181,600 $ 5,706 Round 2 651 78,386 3,544 Total 1,851 $ 259,986 $ 9,250 Dollars in thousands PPP Outstanding Summary As of and for the Three Months Ended 3/31/2022 Program Lifetime # of Loans Principal Balance Net Fees Earned Unrecognized Fees Net Fees Generated Net Fees Earned Round 1 4 $ 293 $ 8 $ - $ 5,706 $ 5,706 Round 2 59 12,016 511 379 3,544 3,165 Total 63 $ 12,309 $ 519 $ 379 $ 9,250 $ 8,871 PPP Loans

21 This presentation includes certain non - GAAP financial measures intended to supplement, not substitute for, comparable GAAP measu res. Reconciliations of these non - GAAP financial measures are provided below. The Company believes these non - GAAP financial measures provide useful informatio n to both management and investors to analyze and evaluate the Company’s financial performance. Because not all companies use the same calculations fo r t hese measures, the information in this presentation may not be comparable to other similarly titled measures as calculated by other companies. Dollars in thousands Reconciliation of Non - GAAP Financial Measures - Annual Tangible Common Equity & Tangible Common Equity/Tangible Assets 2016 2017 2018 2019 2020 2021 Common Equity 115,366 $ 137,162 $ 220,998 $ 244,794 $ 265,405 $ 379,272 $ Less: Preferred Stock - - - - - (66,514) Less: Intangible Assets (4,060) (3,869) (3,678) (3,487) (3,296) (3,105) Tangible Common Equity 111,306 $ 133,293 $ 217,320 $ 241,307 $ 262,109 $ 309,653 $ Total Assets 1,260,394 $ 1,616,612 $ 1,973,741 $ 2,268,830 $ 2,927,345 $ 3,477,659 $ Less: Intangible Assets (4,060) (3,869) (3,678) (3,487) (3,296) (3,105) Tangible Assets 1,256,334 $ 1,612,743 $ 1,970,063 $ 2,265,343 $ 2,924,049 $ 3,474,554 $ Tangible Common Equity/Tangible Assets 8.86% 8.26% 11.03% 10.65% 8.96% 8.91% Tangible Book Value Per Share 2016 2017 2018 2019 2020 2021 Book Value Per Common Share 4.69 $ 5.56 $ 7.34 $ 8.45 $ 9.43 $ 11.09 $ Less: Effects of Intangible Assets (0.17) (0.16) (0.12) (0.12) (0.12) (0.11) Tangible Book Value Per Common Share 4.52 $ 5.40 $ 7.22 $ 8.33 $ 9.31 $ 10.98 $ Total Common Shares 24,589,861 24,679,861 30,097,274 28,973,572 28,143,493 28,206,566 As of and for the year ended December 31,

22 This presentation includes certain non - GAAP financial measures intended to supplement, not substitute for, comparable GAAP measu res. Reconciliations of these non - GAAP financial measures are provided below. The Company believes these non - GAAP financial measures provide useful informatio n to both management and investors to analyze and evaluate the Company’s financial performance. Because not all companies use the same calculations fo r t hese measures, the information in this presentation may not be comparable to other similarly titled measures as calculated by other companies. * Efficiency Ratio is adjusted to exclude the historic tax credit amortization and debt prepayment fees Dollars in thousands Reconciliation of Non - GAAP Financial Measures – Profitability, TCE and TBV Efficiency Ratio March 31, 2021 March 31, 2021* June 30, 2021 June 30, 2021* September 30, 2021 September 30, 2021* December 31, 2021 December 31, 2021* March 31, 2022 March 31, 2022* Noninterest Expense 10,923 $ 10,923 $ 11,477 $ 11,477 $ 13,236 $ 13,236 $ 12,459 $ 12,459 $ 13,508 $ 13,508 $ Less: Amortization of Tax Credit Investments - (118) - (140) - (152) - (152) - (117) Less: Debt Prepayment Fees - - - - - (582) - - - - Less: Amortization Intangible Assets (48) (48) (47) (47) (48) (48) (48) (48) (48) (48) Adjusted Noninterest Expense 10,875 $ 10,757 $ 11,430 $ 11,290 $ 13,188 $ 12,454 $ 12,411 $ 12,259 $ 13,460 $ 13,343 $ Net Interest Income 25,395 $ 25,395 $ 26,288 $ 26,288 $ 28,673 $ 28,673 $ 29,153 $ 29,153 $ 30,180 $ 30,180 $ Noninterest Income 1,008 1,008 1,603 1,603 1,410 1,410 1,288 1,288 1,557 1,557 Less: Gain on Sales of Securities - - (702) (702) (48) (48) - - - - Adjusted Operating Revenue 26,403 $ 26,403 $ 27,189 $ 27,189 $ 30,035 $ 30,035 $ 30,441 $ 30,441 $ 31,737 $ 31,737 $ Efficiency Ratio 41.2% 40.7% 42.0% 41.5% 43.9% 41.5% 40.8% 40.3% 42.4% 42.0% Tangible Common Equity & Tangible Common Equity/Tangible Assets March 31, 2021 June 30, 2021 September 30, 2021 December 31, 2021 March 31, 2022 Total Shareholders' Equity 279,171 $ 290,830 $ 367,803 $ 379,272 $ 379,441 $ Net Income Available to Common Shareholders Less: Preferred Stock - - (66,515) (66,514) (66,514) Total Common Shareholders' Equity 279,171 290,830 301,288 312,758 312,927 Average Total Shareholders' Equity Less: Intangible Assets (3,248) (3,200) (3,153) (3,105) (3,057) Less: Average Preferred Stock Tangible Common Equity 275,923 $ 287,630 $ 298,135 $ 309,653 $ 309,870 $ Average Total Common Shareholders' Equity Less: Effects of Average Intangible Assets Total Assets 3,072,359 $ 3,162,612 $ 3,389,125 $ 3,477,659 $ 3,607,920 $ Average Tangible Common Equity Less: Intangible Assets (3,248) (3,200) (3,153) (3,105) (3,057) Tangible Assets 3,069,111 $ 3,159,412 $ 3,385,972 $ 3,474,554 $ 3,604,863 $ Annualized Return on Average Tangible Common Equity Tangible Common Equity/Tangible Assets 8.99% 9.10% 8.81% 8.91% 8.60% Tangible Book Value Per Share March 31, 2021 June 30, 2021 September 30, 2021 December 31, 2021 March 31, 2022 Book Value Per Common Share 9.92 $ 10.33 $ 10.73 $ 11.09 $ 11.12 $ Less: Effects of Intangible Assets (0.12) (0.11) (0.11) (0.11) (0.11) Tangible Book Value Per Common Share 9.80 $ 10.22 $ 10.62 $ 10.98 $ 11.01 $ Total Common Shares 28,132,929 28,162,777 28,066,822 28,206,566 28,150,389 As of and for the quarter ended, As of and for the quarter ended, As of and for the quarter ended, As of and for the quarter ended, March 31, 2022 ROATCE 11,249 $ 383,024 $ 316,510 $ (66,514) (3,084) 14.56% 313,426 $

23 This presentation includes certain non - GAAP financial measures intended to supplement, not substitute for, comparable GAAP measu res. Reconciliations of these non - GAAP financial measures are provided below. The Company believes these non - GAAP financial measures provide useful informatio n to both management and investors to analyze and evaluate the Company’s financial performance. Because not all companies use the same calculations fo r t hese measures, the information in this presentation may not be comparable to other similarly titled measures as calculated by other companies. Dollars in thousands Reconciliation of Non - GAAP Financial Measures – PPNR Pre-Provision Net Revenue March 31, 2021 June 30, 2021 September 30, 2021 December 31, 2021 March 31, 2022 Noninterest Income 1,008 $ 1,603 $ 1,410 $ 1,288 $ 1,557 $ Less: Gain on sales on Securities - (702) (48) - - Total Operating Noninterest Income 1,008 901 1,362 1,288 1,557 Plus: Net Interest Income 25,395 26,288 28,673 29,153 30,180 Net Operating Revenue 26,403 27,189 30,035 30,441 31,737 Noninterest Expense 10,923 $ 11,477 $ 13,236 $ 12,459 $ 13,508 $ Less: Amortization of Tax Credit Investments (118) (140) (152) (152) (117) Less: Debt Prepayment Fee - - (582) - - Total Operating Noninterest Expense 10,805 11,337 12,502 12,307 13,391 Pre-Provision Net Revenue 15,598 $ 15,852 $ 17,533 $ 18,134 $ 18,346 $ Plus: Non-Operating Revenue Adjustments - 702 48 - - Less: Provision for Loan Losses 1,100 1,600 1,300 1,150 1,675 Non-Operating Expense Adjustments 118 140 734 152 117 Provision for Income Taxes 3,709 3,821 4,038 4,318 4,292 Net Income 10,671 $ 10,993 $ 11,509 $ 12,514 $ 12,262 $ Average Assets 2,940,262 $ 3,076,712 $ 3,332,301 $ 3,403,270 $ 3,513,798 $ Pre-Provision Net Revenue Return on Average Assets 2.15% 2.07% 2.09% 2.11% 2.12% As of and for the quarter ended,

24 This presentation includes certain non - GAAP financial measures intended to supplement, not substitute for, comparable GAAP measu res. Reconciliations of these non - GAAP financial measures are provided below. The Company believes these non - GAAP financial measures provide useful informatio n to both management and investors to analyze and evaluate the Company’s financial performance. Because not all companies use the same calculations fo r t hese measures, the information in this presentation may not be comparable to other similarly titled measures as calculated by other companies. Dollars in thousands Reconciliation of Quarterly Non - GAAP Financial Measures – Core NIM Core Net Interest Margin March 31, 2021 June 30, 2021 September 30, 2021 December 31, 2021 March 31, 2022 Net Interest Income (Tax-Equivalent Basis) 25,609 $ 26,495 $ 28,880 $ 29,388 $ 30,438 $ Less: Loan Fees (1,202) (1,023) (1,487) (1,462) (1,743) Less: PPP Interest and Fees (1,864) (1,767) (1,753) (1,057) (563) Core Net Interest Margin 22,543 $ 23,705 $ 25,640 $ 26,869 $ 28,132 $ Average Interest Earning Assets 2,883,084 $ 3,019,437 $ 3,234,301 $ 3,320,603 $ 3,430,774 $ Less: Avergage PPP Loans (148,881) (149,312) (76,006) (39,900) (18,140) Core Average Interest Earning Assets 2,734,203 $ 2,870,125 $ 3,158,295 $ 3,280,703 $ 3,412,634 $ Core Net Interest Margin 3.34% 3.31% 3.22% 3.25% 3.34% Loan Interest Income (Tax-Equivalent Basis) 27,938 $ 28,778 $ 31,101 $ 31,211 $ 31,838 $ Less: Loan Fees (1,202) (1,023) (1,487) (1,462) (1,743) Less: PPP Interest and Fees (1,864) (1,767) (1,753) (1,057) (563) Core Loan Interest Income 24,872 $ 25,988 $ 27,861 $ 28,692 $ 29,532 $ Average Loans 2,389,919 $ 2,534,071 $ 2,655,027 $ 2,755,622 $ 2,899,985 $ Less: Average PPP Loans (148,881) (149,312) (76,006) (39,900) (18,140) Core Average Loans 2,241,038 $ 2,384,759 $ 2,579,021 $ 2,715,722 $ 2,881,845 $ Core Loan Yield 4.50% 4.37% 4.28% 4.20% 4.15% As of and for the quarter ended,